SCHEDULE 14A INFORMATION

       PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
               SECURITIES EXCHANGE ACT OF 1934
                     (AMENDMENT NO._____)


Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[ ]     Confidential, for Use of the Commission Only (as
          permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to 240.14a-11
          or 240.14a-12


                      GEO PETROLEUM, INC.
        ------------------------------------------------
        (Name of Registrant as Specified in Its Charter)


       --------------------------------------------------

       (Name of Person(s) Filing Proxy Statement, if other
                      than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act
        Rules 14a-6(I)(4) and 0-11.

        (1) Title of each class of securities to which transaction applies:

        ---------------------------------------------------

        (2)  Aggregate number of securities to which
             transaction applies:

        ---------------------------------------------------
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
             Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        --------------------------------------------------
        (4)  Proposed maximum aggregate value of transaction:

        ---------------------------------------------------
        (5)  Total fee paid:

         --------------------------------------------------
        [ ]     Fee paid previously with preliminary materials.
        [ ]     Check box if any part of the fee is offset as
                provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               (1)  Amount Previously Paid:

               -------------------------------------------------
               (2)  Form, Schedule or Registration
                    Statement No.:

               -------------------------------------------------
               (3)  Filing Party:

               -------------------------------------------------
               (4)  Date Filed:

              --------------------------------------------------

                      GEO PETROLEUM, INC.
               501 Deep Valley Drive, Suite 300
            Rolling Hills Estates, California 90274



-----------------------------------------------------------
                          NOTICE OF
                        ANNUAL MEETING
             OF STOCKHOLDERS AND PROXY STATEMENT
                TO BE HELD SEPTEMBER 15, 1997
-----------------------------------------------------------


Dear Stockholder:

     The Annual Meeting of Stockholders of Geo Petroleum,
Inc. ("Geo" or the "Company") will be held at the offices of the Company, 501 Deep Valley Drive, Suite 300, Rolling
Hills Estates, California on September 15, 1997, at 10:30 a.m. PDT for the following purposes:

     I.   To elect three Directors of the Company; and

     II. To consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on June 30, 1997 as the record date for determining Stockholders entitled to notice of, and to vote at, the meeting or any adjournments or postponements thereof.

     You are cordially invited to attend the meeting in person. Whether or not you plan to attend the meeting, you are urged to complete, date, sign and return the enclosed proxy in the accompanying envelope, which mailing will be postage free if mailed in the United States of America.
You may revoke the proxy by filing a properly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Regardless of how many shares you own, your vote is very important. Please sign, date and return the enclosed proxy card today.

     The Company's Form 10-KSB report for its 1996 fiscal year is being mailed to Stockholders and accompanies these proxy materials. The Form 10-KSB contains financial and other information about the Company, but is not incorporated in the Proxy Statement and is not deemed a part of the proxy soliciting materials.


BY ORDER OF THE BOARD OF DIRECTORS


/S/
----------------------------------
Alyda L. Raydon, Secretary
Torrance, California
August 4, 1997

                      GEO PETROLEUM, INC.
                501 Deep Valley Drive, Suite 300
            Rolling Hills Estates, California 90274

-----------------------------------------------------------
                       PROXY STATEMENT
-----------------------------------------------------------

     This Proxy Statement is furnished to the holders ("Stockholders") of common stock, no par value ("Common Stock") of Geo Petroleum, Inc., a California corporation ("Geo" or the "Company") in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders to be held on September 15, 1997, at 10:30 a.m. PDT at the offices of the Company, 501 Deep Valley Drive, Rolling Hills Estates, California 90274 (including any adjournments or postponements thereof, "Annual Meeting").
A copy of the notice of meeting accompanies this Proxy Statement. It is anticipated that the mailing of this Proxy Statement and the accompanying Proxy Card will commence on or about August 4, 1997.

          RECORD DATE; STOCKHOLDERS ENTITLED TO VOTE

     Only holders of the Company's Common Stock, no par value, of record at the close of business on June 30, 1997, the record date ("Record Date") for the meeting, will be entitled to notice of and to vote at the Annual Meeting. As of the Record Date, Geo had outstanding 7,729,832 shares of Common
Stock.   Shares of Common Stock are the only securities of Geo
entitled to vote at the Annual Meeting and each share outstanding as of the record date will be entitled to one vote.

                    VOTE REQUIRED FOR APPROVAL

     The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock will constitute a quorum for the transaction of business at the meeting. If a quorum is present, a majority of the shares of Common Stock represented in person or by proxy at the meeting and voting on a proposal is required to approve the election of Directors and all other proposals. Management of the Company, which owns 3,654,256 shares of Common Stock of the Company (47%), have advised the Company that they intend to vote for each of the nominees named herein.

                     REVOCABILITY OF PROXIES

     A Stockholder who dates, signs and returns the enclosed form of proxy may revoke the proxy at any time before it is voted by submitting a duly executed written revocation or a proxy bearing a later date to the Secretary of the Company. Attendance at the meeting shall not have the effect of revoking a proxy unless the Stockholder so attending shall, in writing, so notify the Secretary of the meeting at any time prior to the voting of the proxy.


                       PROXY SOLICITATION

     The cost of soliciting proxies will be borne by the Company. In addition to soliciting proxies by mail, Directors, executive officers and employees of the Company, without receiving extra compensation therefor, may solicit proxies by telephone, by telegram or in person. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owner of shares of the Common Stock and the Company will reimburse such brokerage firms and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection with forwarding such materials, which are anticipated to total approximately $1,000.

                       VOTING OF PROXIES

     Every Stockholder voting for the election of Directors may exercise cumulative voting rights and give one candidate a number of votes equal to the number of Directors to be elected multiplied by the number of votes to which the Stockholder's shares are entitled, or distribute such Stockholder's votes on the same principle among as many candidates as the Stockholder may select, provided that votes cannot be cast for more than three candidates. However, no Stockholder shall be entitled to cumulate votes for a candidate unless the candidate's name has been placed in nomination prior to the voting and the Stockholder, or any other Stockholder, has given notice at the meeting prior to the voting of the intention to cumulate votes. On all other matters each share is entitled to one vote on each proposal or item that comes before the Annual Meeting.

     Proxies will be voted in accordance with the instructions indicated thereon. A validly executed proxy, which does not indicate instructions, will be voted FOR the Director Nominees identified below and FOR the other proposals. The proxy permits a Stockholder to withhold voting for any and all members of the Board of Directors or to abstain from voting
for any proposal if the Stockholder so chooses.   Abstentions
are counted for purposes of determining the number of shares represented and entitled to vote at the meeting. However, abstentions are not counted in determining the number of shares voting FOR an item of business, and, therefore, have
the same effect as a vote AGAINST a business item.   Broker
non-votes are counted for purposes of determining the number of shares represented and entitled to vote at the meeting; however, the shares represented thereby are not voted and do not represent a vote either FOR or AGAINST an item of business. The Annual Meeting will be held for the transaction of business described herein and for the transaction of such other business as may properly come before the Annual Meeting.

     Proxies will confer discretionary authority with respect to any other matters, which may properly be brought before the Annual Meeting (which, as defined herein, includes any postponements or adjournments thereof). At the date of this Proxy Statement, the only business that the Company's management intends to present, or knows that others will
present, is that described in this Proxy Statement.   If
other matters come before the Annual Meeting, the persons holding proxies solicited hereunder intend to vote such proxies in accordance with their judgment on all such matters.


                 PRINCIPAL SHAREHOLDERS

     The following table sets forth certain information regarding the beneficial ownership of the Company's common shares as of June 30, 1997, by: (1) each stockholder who is known by the Company to own beneficially more than five percent of the common shares; (2) each Named Executive Officer of the Company; (3) each director of the Company; and (4) all directors and executive officers of the Company as a group.

-----------------------------------------------------------
NAME AND ADDRESS OF        SHARES BENEFICIALLY    PERCENT
BENEFICIAL OWNER **        OWNED                  OF CLASS
-----------------------------------------------------------
Gerald T. Raydon <F1>
501 Deep Valley Drive
Suite 300
Rolling Hills Estates,
CA 90274                   3,631,225                  47

Alyda Raydon <F1>
501 Deep Valley Drive
Suite 300
Rolling Hills Estates,
CA 90274                   3,631,225                  47

William J. Corcoran <F2>      10,204                   *
227 De Long Ave.
Dumont, NJ  07628

Eric J. Raydon <F3>
501 Deep Valley Drive
Suite 300
Rolling Hills Estates,
CA 90274                      12,827                   *

All executive officers
and directors as a group
(3 persons)                3,654,256                  47

Harriman affiliated
interests <F4>               437,462                   6
1.  Crispin Connery,
Mary Dixon, Thomas F.
Dixon, Arden H. Mason,
and Est. of Edward Northrop,
c/o Brown & Wood
One World Trade Center
New York, New York 10048
2.  Associated Partners,
Ltd., Est. of Pamela
Harriman, Hillside
Syndicate, and St. Francis
of Utah, c/o Bear, Stearns
Securities Corp.
245 Park Avenue
New York, New York
10067

Drake Holding Corp. <F5>
1250 Fourth St.
Santa Monica, Ca. 90401      558,657                   7
-----------------------------------------------------------

-------------------
*     Less than one percent.

**    Except as otherwise noted in this table, the persons
named in the table have sole voting and investment power with respect to all shares of the Common Stock shown as beneficially owned by such persons, subject to community property laws where applicable.

<F1>  Gerald T. and Alyda Raydon are husband and wife.  Shares listed as beneficially owned by one spouse includes shares owned beneficially by the other. In the aggregate, Mr. and Mrs. Raydon own 3,631,225 shares or 47% of the common shares of the Company. Excludes, in all cases, the shares held by Eric J. Raydon and by Bryan T. Raydon as to which Mr. and
Mrs. Raydon disclaim beneficial interest.

<F2>  William J. Corcoran was affiliated with certain of the
Harriman family interests. The shares held by Mr. Corcoran were issued as director's compensation.

<F3>  Eric J. Raydon is the son of Mr. and Mrs. Raydon.  The
latter parties disclaim beneficial ownership of the shares held in the name of Eric J. Raydon. Shares indicated as being owned by Mr. and Mrs. Raydon do not include shares attributable to Eric J. Raydon.

<F4>  Represents shares held by various descendants or
affiliates of W. A. Harriman. Such shares are owned as follows:

Associated Partners LTD- 245,613; Crispin Connery - 30,208; Mary Dixon 30,208; Thomas F. Dixon - 30,208; Est. of Pamela Harriman - 8,162; Hillside Syndicate - 14,028; Arden H. Mason
- 30,208, Est. of Edward Northrop - 30,208; St. Francis of Utah, Inc. - 18,619. The appellation "Harriman Affiliated Interests" does not connote a legal relationship among the holders nor is it a title suggested by the persons designated as components.

<F5>  Includes 122,546 shares held in the name of Drake Energy
Corp., an affiliate, and 185,498 shares held in the name of Drake Capital Securities, Inc., an affiliate. Such shares represent 2% and 2%, respectively, of the outstanding shares of the Company.

             PROPOSAL NO.  I - ELECTION OF DIRECTORS

     The entire Board of Directors is elected annually to serve until their terms expire and their successors have been elected and qualified. It is the intention of the persons named in the proxy to vote for the directors listed below except where authority has been withheld as to a particular nominee or as to all nominees. In the event that any nominee is unable or declines to serve as a Director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as Directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will ensure the election of as many of the nominees listed below as possible. In such event, the specific nominees for whom such votes will be cumulated will be determined by the proxy holders. Management of the Company, consisting of Mr. Gerald T. Raydon, Mrs. Alyda
L. Raydon and Mr. Eric Raydon, who own 47% of the common stock, have each advised the Company that they intend to vote for each of the nominees listed below.

     The Company's Articles of Incorporation fix the number of directors of the Company at five, but nominations have been made only for three directors and there will remain two vacancies on the Board of Directors. The Board of Directors has the power to fill such vacancies from time to time. At the present time, Management has no plans to suggest that the Board fill such vacancies.

      NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS FOR A
            ONE-YEAR TERM TO EXPIRE AT THE 1998 ANNUAL
                     MEETING OF STOCKHOLDERS

     The Board of Directors recommends a vote for the following Director Nominees, designated as Proposal No. I on the enclosed proxy card.

-----------------------------------------------------------
NAME AND POSITION
CURRENTLY HELD                  YEAR BECAME    YEAR CURRENT
WITH THE COMPANY        AGE     A DIRECTOR     TERM EXPIRES
-----------------------------------------------------------
Gerald T. Raydon        67      1986           1997
Alyda L. Raydon         56      1986           1997
William J. Corcoran     67      1988           1997
-----------------------------------------------------------


          INFORMATION CONCERNING NOMINEES FOR DIRECTOR

     Reference is made to the tabular disclosure under the caption Principal Shareholders for a description of the number of shares of the Common Stock held by each of the nominees for director.

     The following is a brief description of the business experience during the preceding five years of each of the nominees for the office of Director of the Company, indicating their principal occupation and employment during the period and the name and principal business of any organization in which such occupations and employment were carried out.

     Gerald T. Raydon founded Geo in 1986. He has over 40 years of experience in the California oil business as a geologist, attorney, and oil company president, commencing his career with Chevron USA, Inc. He was for sixteen years the President of American Pacific International, Inc., a public oil company located in Los Angeles, California, which achieved a market capitalization of $55,000,000 before he merged it into Worldwide Energy Corporation in 1984. Subsequently he served as a director of Worldwide and as President of its West Coast subsidiary until 1986. In March 1989, he was appointed as Receiver of Fountain Oil & Gas
Company by the Chief Judge of the United States District
Court, Central District of California, and served four years, concurrently with his service to Geo, until the receivership was concluded. Mr. Raydon holds B.A. and M.A. degrees in Geological Sciences from the University of California, Berkeley, and the J.D. degree from the University of Southern California, School of Law. He is a member of the American Association of Petroleum Geologists, the Society of Petroleum Engineers, and of the California State Bar. Mr. Raydon is the husband of Alyda L. Raydon and the father of Eric J. Raydon.

     Alyda L. Raydon is Secretary/Treasurer and has been employed in such position since October, 1986. She has completed college courses in financial and investment management, accounting, computer science, and office procedures. Alyda L. Raydon is the wife of Gerald T. Raydon and the mother of Eric J. Raydon.

     William J. Corcoran was employed by an investment management firm representing the W. Averell Harriman family from 1963 until his retirement in 1995. He served as Secretary-Treasurer of the Mary A. H. Rumsey Foundation, the Gladys and Roland Harriman Foundation, and the W. Averell Harriman and Pamela C. Harriman Foundation. Mr. Corcoran graduated from Fordham University with B.A. and M.A. degrees in accounting.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH
                      OF THE NOMINEES


                BOARD COMMITTEES AND MEETINGS

     The Board of Directors met three times during 1996.
All directors were present at each meeting. The Board has no standing committees.


      INFORMATION WITH RESPECT TO EXECUTIVE OFFICERS AND
                       KEY EMPLOYEES

     The following table lists the executive officers and key employees of the Company. Following the table is a biographic description of those executive officers and key employees whose biographical data is not listed under the caption Nominees for Director.

-----------------------------------------------------------
Name of Individual      Age      Position held with Company
-----------------------------------------------------------
Gerald T. Raydon        67       Chairman of the Board,
                                 President
Alyda L. Raydon         56       Secretary-Treasurer,
                                 Chief Financial Officer,
                                 Principal Accounting
                                 Officer
Charles F. Peters       39       Manager, East Los
                                 Angeles/Bandini Field
                                 Operations
Eric J. Raydon          28       Assistant to the President,
                                 Assistant Secretary

     Charles F. Peters has nineteen years of experience in oil and gas field operations. Mr. Peters has operated oil and gas wells and production facilities in California, including seventeen years experience in operations at the East Los Angeles-Bandini properties. Mr. Peters became manager of the properties in 1991.

     Eric J. Raydon joined the Company in June, 1995. He has over six years of experience in oil and gas, finance, real estate development, accounting, and management. Mr. Raydon received his Bachelor of Science degree in Business Administration/Real Property Development and Management from the University of Southern California in May, 1991. Eric J. Raydon is the son of Gerald and Alyda Raydon.


                        COMPENSATION

Executive Compensation

     No officer of the Company received compensation, including salary and bonus, in excess of $100,000 during any of the three preceding years. Gerald T. Raydon received no salary or bonus during any such years. The Board has authorized compensation to Mr. Raydon in the amount of $120,000 per year commencing January 1, 1997. The following tables contain information concerning the Company's Chief Executive Officer and any other executive officer whose aggregate cash compensation exceeds $100,000 per year.

              SUMMARY ANNUAL COMPENSATION TABLE
              ---------------------------------

Name &
Principal                Other   Bonus   Compensation  Stock
& Position        Year   ($)     ($)     ($)           ($)
-----------------------------------------------------------
Gerald T. Raydon,
Chairman,
President         1994   $1,000  $ -     $ -           $ -
                  1995   $1,000  $ -     $ -           $ -
                  1996   $1,000  $ -     $ -           $ -

Consisting of an award of Common Stock valued at $1 per share.
The Company has no option or other incentive compensation plans.

               SUMMARY LONG-TERM COMPENSATION TABLE
               ------------------------------------

                                          Payouts,
Name &                   Securities,      Incentive   All Other
Principal                Underlying       Plan        Compen-
& Position        Year   Options/SARs(#)  Payouts($)  sation($)
---------------------------------------------------------------
Gerald T. Raydon,
Chairman,
President         1994    $ -             $ -         $ -
                  1995    $ -             $ -         $ -
                  1996    $ -             $ -         $ -

Director Compensation

     Directors currently receive an annual issuance of 1,000 shares of common shares as compensation. Directors do not receive reimbursement for their out of pocket costs in attending board meetings.


Benefit Plans and Employment Agreements

     The Company has no benefit plans and no employment agreements, other than at will agreements, with any of its employees. In 1996, the Board authorized the Company to enter into employment contracts for periods of five years with each of Mr. Gerald T. Raydon, Mrs. Alyda Raydon and Mr. Eric J.
Raydon.   Such agreements when executed will provide for
annual compensation of $120,000, $39,000 and $52,000,
respectively, all subject to escalation on an annual basis as approved by the Board. The agreements will not contain provisions restricting a change of control in the Company.
It is expected that formal contracts will be executed sometime during August 1997.

          CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

     At the time in 1990 that the Company acquired its interests in the East Los Angeles-Bandini and Oxnard properties, Mr. Gerald T. Raydon, president and major shareholder of the Company, acquired 25% of the joint interests in such properties. Such joint interests were acquired through Joint Venture Agreements pursuant to which the Company paid costs of operations and Mr. Raydon supplied the investment capital. Effective as of April 1, 1994, the Company acquired 20% of the 25% interest of Gerald T. Raydon in the Company's Oxnard properties and all of the 25% interest of Mr. Raydon in the Company's East Los Angeles-Bandini properties for shares of common stock valued at $103,421 which was the approximate cost of the properties to Mr. Raydon.

     Capitan Resources, Inc. owns an undivided 25% interest in the waste disposal facilities owned and operated by the Company at its and Oxnard properties. Gerald T. Raydon and his family own all of the stock of Capitan Resources, Inc. Relations between the Company and Capitan Resources are governed by an agreement which provides for a proportionate sharing of costs and revenues. During 1996, affiliates of Drake Investment Securities, Inc. invested $50,000 in Capitan in exchange for an undivided 25% share of profits in the disposal of solid wastes by Capitan.

     Capitan Resources, Inc. is the purchaser of natural gas from the Company's Bandini-East Los Angeles properties.
Capitan purchases the natural gas under a contract dated
June 30, 1991, which provides for a payment to Capitan of 25% of gross sales in exchange for advancing capital and other costs of gas processing and transportation. Capitan then resells the natural gas to other purchasers. To date, resale transactions have not resulted in Capitan's recovery of its investment; however, it is expected that ultimately Capitan will achieve a significant profit on its investment.

     From time to time there are outstanding balances and credits between the Company and Capitan pursuant to the agreements above mentioned. At December 31, 1996 and 1995 Geo had a receivable of $191,230 and 155,686, respectively, from Capitan. Similar credits and balances were outstanding from time to time with respect to the Bandini-East Los Angeles properties and Vaca properties; during the two years ended December 1996 , the largest balance receivable from Capitan was $31,516 and on December 31, 1996, the receivable balance was $0.

     The Harriman affiliated group currently owns approximately 6% of the outstanding common stock of Geo. In 1992, members of the group provided collateral to a bank for a loan to Geo in the principal amount of $1,200,000 ($650,000 as of
June 30, 1997). The group received 273,669 shares of common stock as partial consideration for providing such collateral. Such loan remains unpaid as of the date hereof. In 1995, members of such group brought suit against the bank that made the loan to the Company, claiming, among other things, that the agent of the Harriman group that executed the collateral pledge agreement was not authorized so to do. The loan was extended to January 15, 1998 on the condition that it be reduced by one-half, which the Company did by making a
$750,000 payment in December, 1996.   The Company paid the
Harriman group 51,010 shares of the Common Stock in 1996 as consideration for retaining the use of their collateral for the loan through the period of extension. Interest is being paid on a current basis by the Company.

     The Company has borrowed funds from relatives of the Chief Executive Officer and issued notes evidencing the indebtedness. The aggregate amount of such indebtedness during the preceding two years was $251,663, of which $53,563 was repaid during 1996. The amount of $76,250 of the indebtedness was exchanged for shares of the Company's redeemable, convertible preferred stock, $1,000 par value, which are convertible into shares of Common Stock at a price of $2.50 per share. In 1996, $121,850 of the aggregate indebtedness was exchanged for 48,740 shares of the Common Stock.

     In 1996, the Company acquired by merger, Drake Investment Corporation (DIC ) an inactive corporation possessing minimal assets and having approximately 70 shareholders, for a consideration consisting of 497,546 shares of the Company's Common Stock. Drake Capital Securities, Inc., the shareholders of which were shareholders of DIC, is the Company's investment banker. Drake Capital Securities, Inc. entered into an agreement with the Company dated December 20, 1996, by which Drake Capital Securities, Inc. agreed on a best efforts basis to manage a private placement of up to 2,500,000 shares of the common shares of the Company for an offering price of $2.50 per share. In December, 1996, Drake sold 522,000 shares, each with an attached warrant, to investors including principals of Drake for $2.50 per share. The total consideration was $1,305,000. Each warrant is exercisable at $3.00 per share for a three-year period from issuance. Drake Capital Securities, Inc. was compensated by the Company with commissions of 7.5%. In addition, Drake Capital Securities, Inc. has acted as a financial advisor to the Company in the past.


                INDEPENDENT PUBLIC ACCOUNTANTS

     Ernst & Young LLP has been selected by the Board of Directors to continue to act as the Company's independent auditors in 1997. Representatives of Ernst & Young LLP will be present at the 1997 annual meeting of stockholders, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

                SECTION 16 FILING INFORMATION

     Section 16(a) of the Securities Exchange Act and the applicable rules thereunder require the officers and Directors of the Company and persons owning more than 10% of the Common Stock to file reports of ownership and changes therein with the Securities Exchange Commission and to furnish copies thereof to the Company. Based upon a review of the copies of such forms received by the Company, the Company believes that during the last fiscal year, all filing requirements applicable to its officers, Directors and greater than 10% shareholders were complied with, with the following exceptions: Mr. Gerald T. Raydon and Mrs. Alyda L. Raydon filed their initial reports late.

                     FINANCIAL STATEMENTS

     The Company has enclosed its Form 10 for the year ended December 31, 1996 with this proxy statement. Stockholders are referred to the report for financial and other information about, but such report is not incorporated in this proxy statement and is not a part of the proxy soliciting material.


                   PROPOSALS BY STOCKHOLDERS

     Any proposals by stockholders intended to be presented at the 1998 annual meeting must be received by the Company at its executive offices no later than December 15, 1997 in order to be considered by the Board of Directors for inclusion in the Company's 1998 proxy statement.


                       OTHER BUSINESS

     The Board of Directors does not know of any business to be presented for consideration at the Annual Meeting of Stockholders other than that stated in the Notice of Annual Meeting of Stockholders. It is intended, however, that persons authorized under the proxies solicited from the Stockholders by the Board of Directors may, in the absence of instructions to the contrary, vote or act in accordance with their judgment with respect to any other proposal properly presented for action at such meeting.


BY ORDER OF THE BOARD OF DIRECTORS

/S/
----------------------------------
Alyda L. Raydon
Secretary

                      GEO PETROLEUM, INC.
             501 Deep Valley Drive, Suite 300
                    Rolling Hills, CA 90274




                   NOTICE OF ANNUAL MEETING
             OF STOCKHOLDERS AND PROXY STATEMENT
                 TO BE HELD SEPTEMBER 15, 1997



Dear Stockholder:

     The Annual Meeting of Stockholders of Geo Petroleum, Inc. ("Geo" or the "Company") will be held at the offices of the Company, 501 Deep Valley Drive, Suite 300, Rolling Hills Estates, CA 90274, September 15, 1997 at 10:30 a.m. PDT for the following purposes:

     I.   To elect 3 Directors of the Company, and
     II. To consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on June 30, 1997 as the record date for determining
Stockholders entitled to notice of, and to vote at, the meeting or any adjournments or postponements thereof.

     You are cordially invited to attend the meeting in person. Whether or not you plan to attend the meeting, you are urged to complete, date, sign and return the enclosed proxy in the accompanying envelope, which mailing will be postage free if mailed in the United States of America. You may revoke the proxy by filing a properly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Regardless of how many shares you own, your vote is very important. Please sign, date and return the enclosed proxy card today.

     The Company's Report on Form 10-KSB for its 1996 fiscal year is being mailed to Stockholders and accompanies these proxy materials. The Report contains financial and other information about the Company, but is not incorporated in the Proxy Statement and is not deemed a part of the proxy soliciting materials.


BY ORDER OF THE BOARD OF DIRECTORS


/S/
----------------------------------
Alyda L. Raydon
Secretary

                      GEO PETROLEUM, INC.
               501 Deep Valley Drive, Suite 300
                    Rolling Hills, CA 90274


PROXY:  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
OF DIRECTORS OF GEO PETROLEUM, INC. FOR ITS 1997 ANNUAL
MEETING


     The undersigned, being a shareholder of GEO PETROLEUM, INC., a California Corporation, hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders and Proxy Statement, each of which is dated August 4, 1997, and hereby appoints Gerald T. Raydon and Alyda L. Raydon, or either of the proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1997 Annual Meeting of the Shareholders of Geo Petroleum, Inc. which is to be held on September 15, 1997 at the executive offices of the Company, 501 Deep Valley Drive, Suite 300, Rolling Hills Estates, CA 90274, at 10:30 a.m. PDT, and any adjournments or postponements of such meeting, and to vote all shares of the Common Stock of the Company that the undersigned would be entitled to vote if then and there personally present upon such business as may properly come before the meeting.

     This Proxy when properly executed will be voted as directed, or, if no contrary direction is given will be voted for the election of Directors.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
USING THE ENCLOSED PRE-ADDRESSED, PREPAID ENVELOPE FOR THAT
PURPOSE.

     For the election of Directors:

     FOR ALL NOMINEES                                  [ ]
     WITHHOLD ALL NOMINEES                             [ ]
     WITHHOLD AUTHORITY TO/FOR ANY INDIVIDUAL NOMINEE  [ ]

Authority to vote for any individual Nominee may be withheld
------------------------------------------------------------
by lining through or striking the name of the Nominee.
------------------------------------------------------



                                                 Cumulative
                                                 Voting
Name of Nominee       For    Against   Abstain   Only
-----------------------------------------------------------
Gerald T. Raydon
Alyda L. Raydon
William J. Corcoran


DO NOT FILL IN the column labeled "Cumulative Voting Only" unless you desire that cumulative voting be employed in the election of Directors. If Cumulative Voting is placed in effect by the action of one or more Stockholders and that column is left blank, a number of shares of Common Stock represented by this Proxy will be voted `FOR', `AGAINST', or `ABSTAIN' as the case may be (as indicated by you in one of the three columns to the left of the Cumulative Voting Column) with respect to each Nominee who is listed and whose name is not crossed out. If you elect Cumulative voting, follow the procedure set forth on page 1 of the Proxy Statement which accompanies this Proxy and enter the number of votes cast for each listed Nominee, if any.

PLEASE MAKE, DATE, AND SIGN THIS PROXY, SIGNING YOUR NAME
EXACTLY AS IT APPEARS HEREON, AND RETURN IT PROMPTLY IN THE
ENCLOSED ENVELOPE.  PERSONS SIGNING IN A FIDUCIARY CAPACITY
                    ---------------------------------------
SHOULD SO INDICATE.  IF SHARES ARE HELD BY JOINT TENANTS,
---------------------------------------------------------
BOTH SHOULD SIGN.
-----------------


Signature                              Date          , 1997
          --------------------------        ---------

Capacity                               Date          , 1997
          --------------------------        ---------

Signature                              Date          , 1997
          --------------------------        ---------

Capacity                               Date          , 1997
          --------------------------        ---------